                                                                    EXHIBIT 99.1

                              PROFFITT'S, INC.

                        FORM OF LETTER OF TRANSMITTAL

                           TO TENDER FOR EXCHANGE

                   8 1/8% SENIOR NOTES DUE 2004, SERIES B
             WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
                                   OF 1933
                         FOR ANY AND ALL OUTSTANDING
                   8 1/8% SENIOR NOTES DUE 2004, SERIES A

               PURSUANT TO THE PROSPECTUS DATED JUNE __, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
         __________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").

               PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted timely to the Exchange Agent:

           TO: THE FIRST NATIONAL BANK OF CHICAGO, EXCHANGE AGENT

                        By Hand, Overnight Delivery or
                        Registered or Certified Mail:
                      The First National Bank of Chicago
                 c/o First Chicago Trust Company of New York
                             8th Floor, Window 2
                              New York, NY 10005

                          By Facsimile Transmission
                         (Eligible Institutions Only)
                                (212) 240-8938

                           To Confirm by Telephone
                           or for Information Call:
                                (312) 240-8801


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT
(312) 240-8801.

         The undersigned hereby acknowledges receipt of the Prospectus dated June 20, 1997 (the "Prospectus") of Proffitt's, Inc., a Tennessee corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 8-1/8% Senior Notes due 2004, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an effective Registration Statement filed with the Securities and Exchange Commission ("SEC"), for each $1,000 in principal amount of its outstanding 8-1/8% Senior Notes due 2004, Series A (the "Series A Notes," and together with the Exchange Notes, the "Notes"), of which $125,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned hereby tenders the Series A Notes described in Box 1 below (the "Tendered Notes") upon the terms, and subject to the conditions, described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer -- Procedures for Tendering Series A Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

         Holders (as defined below) of Series A Notes whose certificates (the "Certificates") for such Series A Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY OF THE EXCHANGE AGENT.

         Subject to, and effective upon, the acceptance for exchange by the Company of the Tendered Notes, the undersigned hereby exchanges, assigns, transfers and conveys to, or upon the order of, the Company, all right, title, and interest in, to and under the Tendered Notes.

         Please issue the Exchange Notes in exchange for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificate(s) for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the transfer agent and registrar for the Series A Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive as agent of the Company all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every representation, warranty, covenant and obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power, authority and capacity to tender, exchange, assign and transfer the Tendered Notes and that the Company will acquire good and unencumbered title to the Tendered Notes free and clear of all liens, pledges, restrictions, charges, encumbrances, and adverse claims of any kind whatsoever. The undersigned and each Beneficial Owner will, upon receipt, execute and deliver any additional documents or instruments reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct. By accepting the Exchange Offer, the undersigned hereby further represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) neither the undersigned nor any Beneficial Owner on behalf of which the undersigned is acting has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and/or any intention to participate in any distribution of the Exchange Notes
(iii) neither the undersigned nor any Beneficial Owner is an "affiliate" (as defined in Rule 405 under the Securities Act), of the Company, and (iv) the undersigned and each such Beneficial Owner acknowledge and agree that any person with the intention of distributing the Exchange Notes is not eligible to participate in the Exchange Offer and, in the event any such person holds Exchange Notes, such person must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the SEC set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer."

         In addition, by accepting the Exchange Offer, the undersigned hereby
(i) represents and warrants that, if the undersigned or any Beneficial Owner of the Series A Notes is a broker-dealer, such broker-dealer holds the Series A Notes for its own account as a result of market-making activities or other trading activities and (ii) acknowledges that, by receiving Exchange Notes for its own account in exchange for Series A Notes, where such Series A Notes were acquired as a result of market-making activities or other trading activities, such broker-dealer may be a statutory underwriter and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         ANY HOLDER WHO IS PROHIBITED BY APPLICABLE LAW OR SEC POLICY FROM PARTICIPATING IN THE EXCHANGE OFFER, INCLUDING ANY HOLDER WHO IS AN AFFILIATE OF THE COMPANY OR A BROKER-DEALER WHO HOLDS SERIES A NOTES ACQUIRED DIRECTLY FROM THE COMPANY OR ONE OF ITS AFFILIATES, AND ANY PERSON WHO INTENDS TO, OR IS PARTICIPATING IN, OR HAS ANY ARRANGEMENT OR UNDERSTANDING TO PARTICIPATE IN, A DISTRIBUTION OF THE EXCHANGE NOTES, SHOULD CONTACT THE COMPANY WITHIN 20 BUSINESS DAYS OF THE EXCHANGE OFFER IN ORDER TO PRESERVE ITS REGISTRATION RIGHTS THAT ARE DISCUSSED IN THE SECTION OF THE PROSPECTUS ENTITLED "THE EXCHANGE OFFER
- REGISTRATION RIGHTS AND EFFECT OF EXCHANGE OFFER."

[ ]      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).


--------------------------------------------------------------------------------------------------------------------
                                          PAYOR'S NAME: PROFFITT'S, INC.*

--------------------------------------------------------------------------------------------------------------------
                                 Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)

                                 -----------------------------------------------------------------------------------
                                 Address

                                 -----------------------------------------------------------------------------------
SUBSTITUTE                       City, State and ZIP Code

                                 -----------------------------------------------------------------------------------
Form W-9                         List account number(s) here (optional)

                                 -----------------------------------------------------------------------------------
Department of the                PART 1--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION        Social Security Number
Treasury                         NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY                 or TIN
Internal Revenue Service         SIGNING AND DATING BELOW
                                 -----------------------------------------------------------------------------------
                                 PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(I)(C) of the Internal Revenue Code because (1)
                                 you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                                 Revenue Service has notified you that you are no longer subject to backup withholding. [ ]

--------------------------------------------------------------------------------------------------------------------
CERTIFICATION--UNDER THE PENALTIES OR PERJURY, I CERTIFY THAT THE INFORMATION
PROVIDED ON THIS FORM IS TRUE, CORRECT AND
COMPLETE.                                                                                           Awaiting TIN [ ]


SIGNATURE                                            DATE                                   , 1997
         ------------------------------------------      -----------------------------------
--------------------------------------------------------------------------------------------------------------------
*See Instruction 8.
--------------------------------------------------------------------------------------------------------------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.
       PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING THE BOXES

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                                                      BOX 1*
                                         DESCRIPTION OF NOTES TENDERED**
                                 (Attach additional signed pages, if necessary)
------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate
                                                                                 Principal           Aggregate
Name(s) and Address(es) of Registered Note Holder(s),         Certificate          Amount            Principal
exactly as name(s) appear(s) on Note Certificate(s)            Number(s)       Represented by         Amount
(Please fill in, if blank)                                     of Notes        Certificate(s)        Tendered
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                                                 Total
------------------------------------------------------------------------------------------------------------------
*  Need not be completed by persons tendering by book-entry transfer.
** The minimum permitted tender is $1,000 in principal amount of Series A Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                       BOX 2
                                                 BENEFICIAL OWNER(S)
------------------------------------------------------------------------------------------------------------------
          State of Principal Residence of Each                      Principal Amount of Tendered Notes
           Beneficial Owner of Tendered Notes                      Held for Account of Beneficial Owner
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                       BOX 3

                                           SPECIAL DELIVERY INSTRUCTIONS
                                           (See Instructions 5, 6 and 7)

TO BE COMPLETED ONLY IF EXCHANGE NOTES ARE TO BE EXCHANGED FOR SERIES A NOTES AND UNTENDERED SERIES A NOTES ARE TO
BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Note(s) and any untendered Series A Notes to:
Name(s):


------------------------------------------------------------------------------------------------------------------
(please print)

Address:

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
(Include Zip Code)


Tax Identification or
Social Security No.:

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                       BOX 4
                                             USE OF GUARANTEED DELIVERY
                                               (See Instruction 2)


TO BE COMPLETED ONLY IF SERIES A NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

------------------------------------------------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ---------------------------------------------------------------
Name of Institution which Guaranteed Delivery:
                                              --------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               BOX 5
                                     USE OF BOOK-ENTRY TRANSFER
                                         (See Instruction 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              ------------------------------------------------------------------------------------
Account Number::
                --------------------------------------------------------------------------------------------------
Transaction Code Number:
                        ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               BOX 6
                                    TENDERING HOLDER SIGNATURE
                                     (See Instruction 1 and 5)
                  IN ADDITION, SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

------------------------------------------------------------------------------------------------------------------
X                                                         Signature Guarantee
 ------------------------------------------------------   (If required by Instruction 5)
X
 ------------------------------------------------------
    (Signature of Registered Holder(s) or
     Authorized Signatory)                                Authorized Signature
NOTE:  The above lines must be signed by the registered
holder(s)of Series A Notes as their name(s) appear(s)     X
on the Series A Notes or by person(s) authorized to        -------------------------------------------------------
become registered holder(s)(evidence of such Name:        Name:
authorization must be transmitted with this Letter of          ---------------------------------------------------
Transmittal). If signature is by a trustee, executor,                 (please print)
administrator, guardian, attorney-in-fact, officer, or    Title:
other person acting in a fiduciary or representative            --------------------------------------------------
capacity, such person must set forth his or her full      Name of Firm:
title below.  See Instruction 5.                                       -------------------------------------------
                                                                        (Must be an Eligible Institution as
                                                                         defined in Instruction 2)

Name(s):                                                  Address:
        -----------------------------------------------           ------------------------------------------------
        -----------------------------------------------           ------------------------------------------------
Capacity:                                                         ------------------------------------------------
         ----------------------------------------------
         ----------------------------------------------
Street Address:                                           Area Code and Telephone Number:
               ----------------------------------------
               ----------------------------------------           ------------------------------------------------
                         (include Zip Code)

Area Code and Telephone Number:                           Dated:
                                                                  ------------------------------------------------
               ----------------------------------------
Tax Identification or Social Security Number:

               -----------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                               BOX 7
                                        BROKER-DEALER STATUS

------------------------------------------------------------------------------------------------------------------

[ ] Check this box if the Beneficial Owner of the Series A Notes is a broker-dealer and such broker-dealer acquired the Series A Notes for its own account as a result of market-making activities or other trading activities.

------------------------------------------------------------------------------------------------------------------

                               PROFFITT'S, INC.
                    INSTRUCTIONS TO LETTER OF TRANSMITTAL
                   FORMING PART OF THE TERMS AND CONDITIONS
                            OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES A NOTES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Notes must be received by the Exchange Agent at its address set forth herein or such Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date. Tenders by book-entry may also be made by delivering an Agent's Message in liens of this letter of transmittal. The method of delivery of certificates for Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Series A Notes should be sent to the Company. Neither the Company nor the registrar or transfer agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the closing of the Exchange Offer.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Series A Notes but whose Series A Notes are not immediately available, and who cannot deliver their Series A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Series A Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is a member of a recognized signature guarantee program i.e. Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Notes and the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Series A Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Notes in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Series A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Series A Notes prior to 5:00 P.M.., Eastern Standard Time, on the Expiration Date.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder or any participant in DTC whose name appears on a security position listing as the owner of the Series A Notes) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal. The Company, the Exchange Agent, and the transfer agent and registrar for Series A Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given by such registered holder as have been duly authorized and true with respect to, and binding upon, the Beneficial Owner.

         4. PARTIAL TENDERS. Tenders of Series A Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Series A Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above. The entire principal amount of Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A Notes held by the holder is not tendered, then Series A Notes for the principal amount of Series A Notes not tendered and Exchange Notes issued in exchange for any Series A Notes tendered and accepted will be sent to the registered holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the fact of the Tendered Notes without alteration, enlargement or any change whatsoever.

         If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Series A Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Tendered Notes or bond powers are signed by a trustee, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

         6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Series A Notes for principal amounts are tendered or not accepted for exchange, respectively are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct, TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Company in its sole discretion, and whose determination will be final and binding. The Company reserves the right to reject any and all Series A Notes not validly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Series A Notes as to any ineligibility of any holder who seeks to tender Series A Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Series A Notes or transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Series A Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Series A Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Series A Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."

                               PROFFITT'S, INC.

                    FORM OF NOTICE OF GUARANTEED DELIVERY

                               WITH RESPECT TO
                    8 1/8% SENIOR NOTES DUE 2004, SERIES B
         WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                 TO BE EXCHANGED FOR ANY AND ALL OUTSTANDING
                    8 1/8% SENIOR NOTES DUE 2004, SERIES A

         This form must be used by a holder of the 8-1/8% Senior Notes due 2004, Series A (the "Series A Notes") of Proffitt's, Inc. (the "Company") who wishes to tender Series A Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus dated June __, 1997 (the "Prospectus") and Instruction 2 to the Letter of Transmittal. Any holder who wishes to tender Series A Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

            TO: THE FIRST NATIONAL BANK OF CHICAGO, EXCHANGE AGENT

          By Registered or Certified Mail:                    By Hand

             By Facsimile Transmission                By Overnight Courier

                                Telephone Number:

                                 (   )    -
                                  ---  --- ----
                             Attention:
                                        ------------

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Proffitt's, Inc., upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Series A Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the Series A Notes listed below:

===========================================================================================================
      Certificate Number(s) (if known)
             of Series A Notes                   Aggregate Principal            Aggregate Principal
or Account Number at the Book-Entry Facility     Amount Represented               Amount Tendered
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
===========================================================================================================



                                  SIGN HERE

Name of Registered Holder:
                          ------------------------------------------------------
Signature(s):
             -------------------------------------------------------------------
Name(s) Please print):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone number:
                 ---------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------

                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution: within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is a member of a recognized signature guarantee program i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Series A Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 P.M., Eastern Standard Time, on the fifth New York Stock Exchange trading day following the Expiration Date.

                                    SIGN HERE

Name of firm:
             -------------------------------------------------------------------
Authorized signature:
                     -----------------------------------------------------------
Name (please print):
                    ------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Telephone number:
                 ---------------------------------------------------------------
Date:
     ---------------------------------------------------------------------------

        DO NOT SEND SERIES A NOTES WITH THIS FORM. ACTUAL SURRENDER OF
       SERIES A NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY,
                      AN EXECUTED LETTER OF TRANSMITTAL.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents or instruments to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Series A Notes referred to herein., the signature must correspond with the name(s) written on the face of the Series A Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Series A Notes, the signature must correspond with the name shown on the security position listing as the owner of the Series A Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Series A Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Series A Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executors, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

         3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional, copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                               PROFFITT'S, INC.

                     INSTRUCTION TO REGISTERED HOLDER AND/OR
            BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM OWNER OF

                 8 1/8% SENIOR NOTES DUE 2004, SERIES B WHICH
            HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                 TO BE EXCHANGED FOR ANY AND ALL OUTSTANDING
                    8 1/8% SENIOR NOTES DUE 2004, SERIES A

To: Registered Holder and/or Participant of the Book-Entry Transfer Facility:

The undersigned hereby acknowledges receipt of the Prospectus, dated June __, 1997 (the "Prospectus") of Proffitt's, Inc., a Tennessee corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but nor defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the 8-1/8% Senior Notes due 2004, Series A (the "Series A Notes") held by you for the account of the undersigned.

         The aggregate face of the Series A Notes held by you for the account of the undersigned is (fill in amount): $_______________ of the 8-1/8% Senior Notes due 2004, Series A.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] TO TENDER the following Series A Notes held by you for the account of the undersigned (insert principal amount of Series A Notes to be tendered, if any): $_________ of the 8-1/8% Senior Notes due 2004, Series A.

         [ ] NOT TO TENDER any Series A Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Series A Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you, the representations, warranties and covenants contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the Exchange Notes to be acquired by the beneficial owner(s) of the Series A Notes ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the Beneficial Owner(s) for its own account in the ordinary course of business of the Beneficial Owner(s); (ii) the Beneficial Owner(s) are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate in a distribution of the Exchange Notes; (iii) the

Beneficial Owner(s) acknowledge and agree that any person with the intent to distribute the Exchange Notes is not eligible to participate in the Exchange Offer and, in the event any such person holds Exchange Notes, such person must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction with respect to the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resale of the Exchange Notes"; (iv) the Beneficial Owner(s) are not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company; (v) the Beneficial Owner(s) understand that secondary resale transactions described in clause (iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Commission; (vi) that, if the Beneficial Owner(s) of the Series A Notes is a broker-dealer, (x) such broker-dealer holds the Series A Notes for its own account as a result of market-making activities or other trading activities; and (y) acknowledges that, by receiving Exchange Notes for its own account in exchange for Series A Notes, where such Series A Notes were acquired as a result of market-making activities or other trading activities, such broker-dealer may be a statutory underwriter and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; (b) to agree, on behalf of the undersigned as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Series A Notes consistent with the Offer.


--------------------------------------------------------------------------------
                                    SIGN HERE

Name of beneficial owner(s):
                            ----------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name (please print);
                    ------------------------------------------------------------

Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Telephone number:
                 ---------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Date:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                     -2-